Property of Revlon

May 2004

Property of Revlon

Forward-Looking Statements

This presentation relates to various aspects of Revlon, Inc.’s ("Revlon“) strategic, business and financial plans.  Statements made in this presentation which are not historical are forward-looking and based on management's estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, destination and expectations, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information.  "P" denotes plan or projected; "E" denotes estimated.

Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Access to these filings is available on the SEC's website at www.sec.gov.

Revlon does not generally publish or make publicly available its strategic plans or make external projections of its anticipated financial position or results of operations or the type of forward-looking information in this presentation.  Accordingly, Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events.  Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economics or industry conditions or changes in specific industry categories in which Revlon operates.

Basis of Presentation

Revlon, Inc.  is a public holding company with no business operations of its own.  Revlon, Inc.'s only material asset is all of the outstanding capital stock of Products Corporation, through which it conducts its business operations.  As such, its net (loss) income has historically consisted predominantly of the net (loss) income of Products Corporation and in 2001, 2002 and 2003 included approximately $1.5 million, $4.7 million and ($0.2) million, respectively, in expenses primarily related to being a public holding company.  Unless otherwise noted, all references to data presented herein relate to Revlon, Inc.

The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information.  Certain of the data are presented on an "ongoing" basis, unless otherwise noted, and exclude (i) the disposition of brands or businesses, (ii) restructuring, (iii) additional consolidation costs, primarily associated with the closing of the Phoenix and Canada facilities and (iv) executive severance.  In addition, certain of the data presented, where indicated, also exclude expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of Revlon's plan.  Ongoing operations is unaudited and a non-GAAP measure that Revlon believes is useful for its management and the potential investors in understanding the financial operating performance and underlying strength of the business without the impact of such items.  Ongoing operations does not purport to represent the results of operations or our financial position that actually would have occurred had the foregoing transactions been consummated at the beginning of the periods presented.  Annexed to this presentation, and reflected in the Company’s Form 8-K filed on May 3, 2004, is a reconciliation of all non-GAAP financial measures contained in this presentation, including Adjusted EBITDA and "ongoing” operations, to their respective, most directly comparable GAAP measures.

Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA is a non-GAAP financial measure.  Revlon believes that Adjusted EBITDA is a financial metric that can assist Revlon and the potential investors in assessing its financial operating performance and liquidity.  Revlon believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA should not be considered in isolation, as a substitute for net income/(loss) or cash flow from/used for operating activities prepared in accordance with GAAP.  Adjusted EBITDA does not take into account our debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses.  EBITDA is defined differently for our credit agreement currently in effect.  Furthermore, other companies may define EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be comparable to EBITDA of other companies.

All U.S. market share and market position data in this presentation are based upon retail dollar sales, which are derived from ACNielsen data, which is the aggregate of the drug channel, Target, Kmart, and Food and Combo stores.  ACNielsen measures retail sales volume of products sold in the U.S. mass-market distribution channel.  Such data represent ACNielsen's estimates based upon data gathered by ACNielsen from market samples and are therefore subject to some degree of variance.  Additionally, as of August 4, 2001, ACNielsen data do not reflect sales volume from Wal-Mart Inc.  In some instances, as noted, Revlon has estimated the total U.S. mass market, including Wal-Mart and regional MVRs.  In general, you should read the notes presented in conjunction with the data presented herein.

Property of Revlon

The Revlon Story

♦ A Different and Stronger Revlon

• Large and attractive color cosmetics category

• Powerful brand equities

• Strong management team

• Strengthened market share position

• Improved customer relationships

• Strong sponsorship

• Dramatically improved capital structure

♦ Accelerating Business Momentum

• Translating to revenue growth

♦ Significant Margin Upside

• Improvements already achieved

• Actions to increase margins

A Different and Stronger Revlon
Business Overview

Property of Revlon

Property of Revlon

ALMAY
HYPO-ALLERGENIC

GATINEAU
PARIS

Mitchum

bozzano

REVLON

ULTIMA

CUTEX

Charlie

Jean Naté

REVLON

Powerful Brand Equities

®

®

Property of Revlon

Europe
9%
Far East (1)
13%
Latin America
7%
North America
71%

Hair
12%
Beauty Care
10%
Fragrances
4%
Beauty Tools
3%
Color
Cosmetics
71%

REVLON

Revlon’s Global Business

(1)   Includes Australia and South Africa.

*      See reconciliations of non-GAAP financial measures attached to this presentation.

2003 Gross Sales:  $1.6bn*

Sales by Geography

Sales by Category

Property of Revlon

$30.0
$25.0
$20.0
$15.0
$10.0
2.7% CAGR
$22.0
$22.5
$23.6
$24.1
$24.4
$25.3
$25.8
1997
1998
1999
2000
2001
2002
2003F

$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
4.8% CAGR
$2.9
$3.2
$3.5
$3.6
$3.6
$3.8
$3.8
$4.0
1997
1998
1999
2000
2001
2002
2003
2004P

REVLON

Stable and Growing Category

Highly involved, winnable consumer

Brand matters

Important category to the retail trade

Key Characteristics:

U.S. mass market growing at almost twice the rate of the global market

Source:    Euromonitor and Company estimates; includes all color cosmetics
(mass, prestige, and direct).

Source:    ACNielsen Total U.S. All Outlets (drug channel, Kmart, Target and food and combo stores) plus Wal-Mart and Regional MVRs based on Company estimates after 2001.

Worldwide Total Category

U.S. Mass Market Category

($bn)

Property of Revlon

All Other
22%
Revlon /
Almay
23%
Cover Girl /
Max Factor
21%
L'Oreal /
Maybelline
34%

REVLON

Strong Market Position in
Color Cosmetics

Revlon holds the #2 position in color cosmetics in the U.S.

Source:    Full year 2003 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

2003 U.S. Mass Market $ Share

$471mm category in mass; total category
$3.0bn including Prestige1

Key Brands: Charlie, Ciara, Jean Naté

Jean Naté and Charlie consistently rank in
Top 10 mass brands and outperformed
category

$1.1bn category with Gels showing strong
growth (+14%)

Key Brands: Mitchum, Mitchum for Women,
Almay

Majority of Mitchum business is in gels

$240mm category with few competitors
(4 brands = 70% of category)

#1 Brand with 25% $ share

Highest brand awareness among consumers

#1 SKU across all major categories (e.g., #1
lash curler)

$1.0bn category with largest segment
(permanents) growing as a portion of total
(77%)

Key Brands: Revlon ColorSilk, High
Dimension, Frost & Glow

Revlon leads $ category growth (+4%)

ColorSilk #1 unit share brand at Wal-Mart

Other North American Businesses

Highly profitable businesses in key related categories

Source:    Full Year 2003 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

(1) Mass includes ACNielsen Perfumes, Colognes, EDT 52 weeks ending 9/03; Total category includes ACNielsen plus NPD Prestige estimate of $2.7bn.

Hair Color

Beauty Tools

Women’s Fragrances

Anti-Perspirants & Deodorants

Property of Revlon

Latin America
22%
Far East (1)
46%
Europe
32%

Hair
15%
Toiletries
15%
Fragrances
8%
Implements
1%
Color
Cosmetics
61%

REVLON

International Overview

(1)  Includes Australia and South Africa.

*     See reconciliations of non-GAAP financial measures attached to this presentation.

2003 Gross Sales:  $462mm*

Sales by Geography

Sales by Category

Property of Revlon

Refinancing
Rapid Deleveraging
Strong Sponsorship

REVLON

A Different and Stronger Revlon

Significant Growth and
Profitability Improvements

Improved Customer Relationships

Strengthened Market Share Position

Strong Management Team

Powerful Brand Equities

Large and Attractive Category

Future Growth and
Margin Opportunity

What Held Revlon Back?

Inconsistent Execution

Lack of effective communication/execution
inside and outside of Revlon

Missed key dates with customers

Lost Share & Shelf Space

Lost 7.5 share points from 1998 to 2002

New product performance trailed competitors

Little New Product Success

Inconsistent Brand Position

5 tag lines in 6 years for Revlon brand

Inconsistent imagery

Over-Leveraged

Limited operating flexibility

Value Creation Continuum

S
u
s
t
a
i
n
a
b
l
e

B
u
s
i
n
e
s
s

M
o
d
e
l

Cost
Rationalization

Consolidated
Manufacturing/
Distribution

Reduced Overhead

2000-2001

Stabilize &
Begin To Grow

Restored
Consumer/Customer
Confidence

Reversed Market Share
Declines

Generated Top-Line
Growth

2002-2003

Continue
Growth
Momentum

Balance Top-Line Growth
with Margin Improvement

Develop and Implement
Transformation Initiatives

Significantly Strengthen
Balance Sheet

2004

Accelerated
Growth

2005-2006E

Accelerate Growth:

Accelerate Top-Line
Momentum

Significantly Improve
Margins

A Different and Stronger Revlon:
The Success Journey

A Different and Stronger Revlon:
Increased Market Share

Reversed declining trend, with Revlon and Almay growth outpacing category growth since 2H 2002

Source:  ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

-10.7%

-7.7%

-10.5%

0.1%

1.1%

4.0%

-15.0%

-10.0%

-5.0%

0.0%

5.0%

1998

1999

2000

2001

2002

2003

Improved customer relationships

Increased and enhanced marketing

Leading new product innovation

Enhanced in-store execution

Revlon + Almay $ Consumption Growth vs. Category Growth

A Different and Stronger Revlon:
Improved Financial Performance*

(1) Presented on an ongoing basis and adjusted for Growth Plan charges.
*     See reconciliations of non-GAAP financial measures attached to this presentation.

2002

(1)

2003

(1)

Change

($ mm)

($ mm)

Net Sales

$1,195

$1,304

+9%

Adjusted EBITDA

$121

$157

+30%

% of Net Sales

10.1%

12.0%

+1.9pts

A Different and Stronger Revlon:
Strong Sponsorship

$155 million tendered in the
debt to equity exchange as
part of support agreements

Two independent directors
appointed to the Board

$188 million tendered in the
debt to equity exchange

Voluntary exchange

Over $1 Billion of Equity Invested and Committed

Through the balance sheet restructuring, the Company has created significant operating flexibility

(1)

Includes $41 million of notes exchanged by Fidelity funds not part of the support agreements.

3rd Party Bondholders (1)

Fidelity

MacAndrews & Forbes

$41 million purchase of Revlon
shares in rights offering (6/03)

$461 million tendered in the
debt to equity exchange

$55 million preferred shares
tendered in the debt to equity
exchange

$110 million additional equity
offering backstopped

$151 of additional unsecured
committed lines of credit

Property of Revlon

$2,000
$1,500
$1,000
$500
$0
$1,898
$1,122
2003
2003 Pro Forma for Exchange Offer

$1,500
$1,000
$500
$0
$156
$1,138
2003
2003 Pro Forma for Exchange Offer

REVLON

A Different and Stronger Revlon:
Dramatically Improved Capital Structure

(1)  Assumes 69.5 million fully diluted shares as of December 31, 2003 and a stock price of $2.24 (closing price on December 31, 2003).
(2)  Assumes 369.4 million fully diluted shares pro forma for debt for equity tender exchange offer, and a stock price of $3.08 (closing price on April 27, 2004).

*     See reconciliations of non-GAAP financial measures attached to this presentation.

Total Debt*

Equity Value

(1)

(2)

($mm)

A Different and Stronger Revlon:
The Margin Destination*

Significant Revenue

Growth Opportunity

(1)  Presented on an ongoing basis and adjusted for Growth Plan charges.

(2)  Includes Other Revenues.

*     See reconciliations of non-GAAP financial measures attached to this presentation.

Significant Margin Expansion Opportunity

Gross Sales

100%

100%

Destination

20031

Model (Est.)

Returns/Allowances/Discounts2

18%

17%

Cost of Goods

32%

29%

Gross Margin

50%

54%

SG&A

47%

40%

Adjusted EBITDA

10%

20%

Operating Income

4%

14%

Accelerating Business Momentum

Property of Revlon

Accelerating Business Momentum

Top-Line Growth

Margin Improvement

6% 2002-2004P Gross Sales CAGR*

10 pts. Margin Improvement
Over 3 – 5 Years

*  See reconciliations of non-GAAP financial measures attached to this presentation.

Property of Revlon

FOR YOUR RED CARPET MOMENTS.
WHEN ALL EYES ARE ON YOU.
REVLON
on the red carpet

REVLON

Accelerating Business Momentum: Enhanced
and Increased Advertising and Marketing

Extremely strong, powerful and
distinctive brand image

Resilient brand with very high brand
awareness (91%)

Confident and sexy positioning, with
superior color range/color authority
at mass

Viewed as industry innovator by both
retailers and consumers

Premium quality

Celebrities and glamour

Smart, intelligent and sophisticated

Reliable and trustworthy

Leverageable beyond color cosmetics

The Revlon Brand: Unique and valuable position with consumers

Key Characteristics

Accelerating Business Momentum: Enhanced
and Increased Advertising and Marketing

Lets you shine through

Enhances, not hides your beauty

Fresh, natural, vital look

High-quality, hypo-allergenic, skin-loving
ingredients

Optimistic, engaging, stylish

Trusted brand

The Almay Brand: Leader in the healthy beauty market segment

For Women Who Love Life and Are

Proud of Who They’ve Become

Almay:

Property of Revlon

It's how you live it
super lustrous lipstick + lipgloss
REVLON

$200
$150
$100
$50
$0
$114
$125
$158
$171
2001
2002
2003
2004P

REVLON

Accelerating Business Momentum: Enhanced
and Increased Advertising and Marketing

Media Spending Now in Line with Competition

The Revlon “Belissimo” Campaign

U.S. Working Media Spend

Source:  CMR and ACNielsen.
(1)   Company estimate.

($mm)

SOV

SOM

0.7

0.7

0.9

0.9(1)

Source:  CMR.

:

Property of Revlon

8
7
5
Revlon / Almay
L'Oreal / Maybelline
Cover Girl / Max Factor

REVLON

8 of the Top 20 New Color Cosmetics Products of 2003

Accelerating Business Momentum:
Leading New Product Innovation

Source:  ACNielsen U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

#1               Revlon ColorStay Overtime Lipstick

#6               Revlon Moisturous Lipstick

#11            Revlon ColorStay Stay Natural Foundation

#12            Almay Nearly Naked Foundation

#13            Revlon ColorStay Always On Nail Enamel

#14            Almay Bright Eyes Mascara

#16            Revlon LipGlide Sheer Lipcolor

#20            Revlon Lash Fantasy Mascara

Strong 2004-2005 Pipeline

# of Products in Top 20

Ranking of Revlon Products

Property of Revlon

30%
20%
10%
0%
25%
12%
2H 2003
Q1 2004

REVLON

Accelerating Business Momentum:
Improved In-Store Execution

Enhanced in-store Wall presence
and effectiveness

Improved consumer experience

Reduced overall Wall costs

Maximized SKU productivity and
minimize damages / return

Strategy

Source:   ACNielsen U.S. and Wal-Mart POS.

Notes:     Excludes Lash Tint and New Products (Lash Fantasy & Eye Glide);

              2H 2003 results based on performance since reset.

Carded Eye Initiative

$ Consumption % vs. Prior Year
(Top 5 Accounts)

+

+

Accelerating Business Momentum:
Improved Customer Relationships

+$28 million in Gross Sales in 2004P

Accelerating Business Momentum:
Sales Growth Drivers

2004P Gross Sales*

North America

$1,719

$1,580

$44

$36

$23

$8

$28

2003

         Space Gains

(All Businesses)

            Pricing

(Color Cosmetics)

Marketing, Advertising,

Promotion

Effectiveness, i.e.,

increased market

share (All

Businesses)

      Category Growth

(All Businesses)

International

2004P

($mm)

*     See reconciliations of non-GAAP financial measures attached to this presentation.

Significant Margin Upside

Property of Revlon

Property of Revlon

15%
10%
5%
0%
4%
0.5%
1%
1%
1%
2%
2%
2.5%
14%
2003
Indirect Sourcing
COGS Reduction
Promotion Redesign
International Supply Chain
Product Life Cycle Management
In-Store Merchandising
Fixed Cost Leverage
Destination Plan (3-5 Years)

Significant Margin Upside:
Margin Transformation Initiatives*

*     See reconciliations of non-GAAP financial measures attached to this presentation.

$17mm Savings Planned in 2004

Operating Income Margin (% of Gross Sales)

Margin Transformation Initiatives:
COGS Reduction and Indirect Sourcing

Financial Impact:

Annualized Savings: 100 – 200 bps of Gross Sales
Achieved Over 3-5 Years

2004P Savings: $10mm

Focus on Reducing Cost of
Existing Products

Value Analysis

Objective:
Reduce Both Direct
and Indirect Costs

Streamline Componentry

Enhance Branding

Package Rationalization

Establish Expertise and Process
to Minimize Cost of Direct and
Indirect Purchasing

Strategic Sourcing

Margin Transformation Initiatives:
Promotion Redesign

Financial Impact:

Annualized Savings: 100 – 150 bps of Gross Sales
Achieved Over 3-5 Years

2004P Savings: $5mm

Displays

Assortments

Optimize Costs

Objective:
Deliver Promotions on
Strategy, on Time
and on Budget

Identify Next Generation
Promotional Strategy

Define and Implement
Efficient Promotional
Development Process

Margin Transformation Initiatives:
Product Life Cycle Management

Financial Impact:

Annualized Savings: 200 bps of Gross Sales
Achieved Over 3-5 Years

2004P Savings: $--

Birth – Smarter Sell-In of New
Products

Life – Active Retailer Inventory
Monitoring and Management

Retirement – Reduce Discontinuance
Cost

Reduce Returns

Optimize Wall Productivity

Maximize Effectiveness of Spend

Create New Business Model

Objective:
Extend Productive Life
of Products to:

Devise By Segment (Lip, Nail, Face,
Eye)

Determine Optimal Timing and
Sequence of New Products

Create Principles

Accelerating Business Momentum

Enhanced and increased
advertising and marketing

Leading new product innovation

Enhanced in-store execution

Improved customer relationships

Expanded retail footprint

Effected retail price increases

Promotion redesign

Product life cycle management

In-store merchandising

International supply chain

COGS reduction

Indirect sourcing

Top-Line Growth

Margin Improvement

6% 2002-2004P Gross Sales CAGR*

10 pts. Margin Improvement
Over 3 – 5 Years

*      See reconciliations of non-GAAP financial measures attached to this presentation.

Financial Review

Property of Revlon

Financial Performance

Note: All financial data presented on an ongoing basis and adjusted for Growth Plan charges.

(1)   Source: Company press release. Subject to minor rounding differences.
*      See reconciliations of non-GAAP financial measures attached to this presentation.

($ mm)

2000

2001

2002

2003

2004P

(1)

Gross Sales

$1,597

$1,537

$1,536

$1,583

$1,719

% vs. Prior Year

(4%)

--

3%

9%

Net Sales

1,265

1,261

1,195

1,304

1,407

% vs. Prior Year

--

(5%)

9%

8%

% Gross Sales

79%

82%

78%

82%

82%

Gross Profit

762

765

710

804

% Gross Sales

48%

50%

46%

51%

SG&A

693

665

696

745

% Gross Sales

43%

43%

45%

47%

Adjusted EBITDA

184

200

% Gross Sales

12%

13%

8%

10%

12%

Focus on operating margins and reduction in returns, discounts and allowances*

Returns Trends

30

Returns Trends in North America

6.0%

16.0%

14.5%

11.5%

7.5%

7.2%

'99-'01 Average

2002

2003

2004P

As-Reported Returns (Including Growth Plan)

Ongoing Returns

Property of Revlon

$1,500
$1,400
$1,300
$1,200
$1,100
$1,195
$1,304
$1,407
2002
2003
2004P

$400
$350
$300
$250
$298
$308
$332
$313
$362
Q1
Q2
Q3
Q4
2003
2004

$300
$200
$100
$0
$121
$157
$200
2002
2003
2004P

$80
$60
$40
$20
$0
$35
$44
$34
$20
$68
Q1
Q2
Q3
Q4
2003
2004

Financial Performance*

On-track to meet 2004E EBITDA of $200mm

Quarterly Net Sales

Quarterly Adjusted EBITDA

31

($mm)

Net Sales

Adjusted EBITDA

Note: All financial data presented on an ongoing basis and adjusted for Growth Plan charges.

*     See reconciliations of non-GAAP financial measures attached to this presentation.

A Different and Stronger Revlon

Property of Revlon

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED SALES RECONCILIATION(1)
(DOLLARS IN MILLIONS)

REVLON'S GLOBAL BUSINESS

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	GROWTH PLAN	ADJUSTED
Net Sales	$1,299	$—	5	1,304
Add: Returns allowances and discounts	281	—	(1)	280
Gross Sales	$1,580	$—	$4	$1,584

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED INTERNATIONAL ADJUSTED SALES RECONCILIATION (1)
(DOLLARS IN MILLIONS)

INTERNATIONAL OVERVIEW

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	GROWTH PLAN	ADJUSTED
Net sales	$409	$—	$—	$409
Add: Returns allowances and discounts	53	—	—	53
Gross Sales	$462	$—	$—	$462

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

DIFFERENT AND STRONGER REVLON: IMPROVED FINANCIAL PERFORMANCE

	YEAR ENDED DECEMBER 31, 2002
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% NET SALES
Net sales	$1,119	$—	$—	$76	$1,195	100.0%
Gross profit	616	—	2	93	711	59.5%
Selling, general and administrative expenses	717	—	(9)	(11)	697	58.3%
Restructuring costs and other, net	14	—	(14)	—	—	0.0%
Operating income (loss)	(115)	—	25	104	14	1.2%

Adjusted EBITDA:
Operating income (loss)	$(115)	$—	$25	$104	$14	1.2%
Depreciation and amortization	109	—	(1)	(1)	107	9.0%
	$(6)	$—	$24	$103	$121	10.1%

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% NET SALES
Net sales	$1,299	$—	$—	$5	$1,304	100.0%
Gross profit	798	—	1	5	804	61.7%
Selling, general and administrative expenses	771	—	—	(26)	745	57.1%
Restructuring costs and other, net	6	—	(6)	—	—	0.0%
Operating income (loss)	21	—	7	31	59	4.5%

Adjusted EBITDA:
Operating income (loss)	$21	$—	$7	$31	$59	4.5%
Depreciation and amortization	101		(1)	(2)	98	7.5%
	$122	$—	$6	$29	$157	12.0%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED TOTAL DEBT RECONCILIATION (1)
(DOLLARS IN MILLIONS)

A DIFFERENT AND STRONGER REVLON: DRAMATICALLY IMPROVED CAPITAL STRUCTURE

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	EXCHANGE OFFER PROFORMA ADJUSTMENTS*	PROFORMA
Short-term borrowings - third parties	$28.0	$—	$28.0
Long term debt:
Credit facilities	217.3	2.1	219.4
12% Senior Secured Notes due 2005	356.3	—	356.3
8 1/8% Senior Notes due 2006	249.8	(133.7)	116.1
9% Senior Notes due 2006	250.0	(174.5)	75.5
8 5/8% Senior Subordinated Notes due 2008	649.9	(322.9)	327.0
12% Senior Unsecured Multiple Draw Term Loan due 2005	106.6	(106.6)	—
8% MacAndrews & Forbes Line of Credit due 2005	15.5	(15.5)	—
Advance from affiliates	24.1	(24.1)	—
Total indebtedness	$1,897.5	$(775.2)	$1,122.3

*	Proforma adjustments to reflect the debt for equity exchange that took place on March 25, 2004 as if such transaction had occurred at December 31, 2003.
(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED
FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

A DIFFERENT AND STRONGER REVLON: THE MARGIN DESTINATION

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,580	$—	$—	$4	$1,584	100%
Returns, allowances and discounts	281	—	—	(1)	280	18%
Net sales	1,299	—	—	5	1,304	82%
Cost of goods sold	501	—	(1)	—	500	32%
Gross profit	798	—	1	5	804	51%
Selling, general and administrative expenses	771	—	—	(26)	745	47%
Restructuring costs and other, net	6	—	(6)	—	—	0%
Operating income	21	—	7	31	59	4%

Adjusted EBITDA:
Operating income	$21	$—	$7	$31	$59	4%
Depreciation and amortization	101		(1)	(2)	98	6%
	$122	$—	$6	$29	$157	10%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED 2003 AS REPORTED TO 2004P RECONCILIATION OF SALES GROWTH (1)
(DOLLARS IN MILLIONS)

ACCELERATING BUSINESS MOMENTUM: SALES GROWTH DRIVERS

Full year 2003 net sales as reported	$1,299
Add: return allowances and discounts	281
Full year 2003 gross sales as reported	$1,580

Sales growth drivers:
Space gains (all businesses)	28
Pricing (color cosmetics)	8
Marketing, advertising and promotion effectiveness (all businesses)	23
Category growth (all businesses)	36
International growth:
cosmetics (UK, Australia, Europe distributor markets)	15
hair care (primarily Latin America)	18
beauty care	8
other cosmetics	3
Full year 2004P gross sales	$1,719

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED OPERATING INCOME MARGIN RECONCILIATION (1)
(DOLLARS IN MILLIONS)

SIGNIFICANT MARGIN UPSIDE: MARGIN TRANSFORMATION INITIATIVES

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,580	$—	$—	$4	$1,584	100%
Returns, allowances and discounts	281	—	—	(1)	280	18%
Net sales	1,299	—	—	5	1,304	82%
Cost of goods sold	501	—	(1)	—	500	32%
Gross profit	798	—	1	5	804	51%
Selling, general and administrative expenses	771	—	—	(26)	745	47%
Restructuring costs and other, net	6	—	(6)	—	—	0%
Operating income (loss)	$21	$—	$7	$31	$59	4%

% GROSS SALES
2003 Operating income margin	4%

Margin impact of:
Promotion redesign	1%
Product life cycle management	2%
In-store merchandising	2%
International supply chain	1%
Cost of goods sold reduction	1%
Indirect sourcing	1%
Departmental cost control	2%

Destination plan (3-5 years) margin	14%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

FINANCIAL PERFORMANCE

	YEAR ENDED DECEMBER 31, 2000
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,750	$(153)	$—	$—	$1,597	100.0%
Returns, allowances and discounts	341	(9)	—	—	332	20.8%
Net sales	1,409	(144)	—	—	1,265	79.2%
Gross profit	835	(78)	5	—	762	47.7%
Selling, general and administrative expenses	765	(72)	—	—	693	43.4%
Restructuring costs and other, net	54	—	(54)	—	—	0.0%
Operating income (loss)	16	(6)	59	—	69	4.3%

Adjusted EBITDA:
Operating income (loss)	$16	$(6)	$59	$—	$69	4.3%
Depreciation and amortization	121	(3)	(3)	—	115	7.2%
	$137	$(9)	$56	$—	$184	11.5%

	YEAR ENDED DECEMBER 31, 2001
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,554	$(17)	$—	$—	$1,537	100.0%
Returns, allowances and discounts	276	—	—	—	276	18.0%
Net sales	1,278	(17)	—	—	1,261	82.0%
Gross profit	733	(7)	39	—	765	49.8%
Selling, general and administrative expenses	679	(9)	(5)	—	665	43.3%
Restructuring costs and other, net	38	—	(38)	—	—	0.0%
Operating income	16	2	82	—	100	6.5%

Adjusted EBITDA:
Operating income	$16	$2	$82	$—	$100	6.5%
Depreciation and amortization	109	(1)	(8)	—	100	6.5%
	$125	$1	$74	$—	$200	13.0%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

FINANCIAL PERFORMANCE

	YEAR ENDED DECEMBER 31, 2002
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,536	$—	$—	$—	$1,536	100.0%
Returns, allowances and discounts	417	—	—	(76)	341	22.2%
Net sales	1,119	—	—	76	1,195	77.8%
Gross profit	616	—	2	92	710	46.2%
Selling, general and administrative expenses	717	—	(10)	(11)	696	45.3%
Restructuring costs and other, net	14	—	(14)	—	—	0.0%
Operating (loss) income	(115)	—	26	103	14	0.9%

Adjusted EBITDA:
Operating (loss) income	$(115)	$—	$26	$103	$14	0.9%
Depreciation and amortization	109	—	(1)	(1)	107	7.0%
	$(6)	$—	$25	$102	$121	7.9%

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCT- URING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES	GROSS SALES GROWTH VS 2002	COMPOUNDED GROSS SALES GROWTH VS 2002
Gross sales	$1,580	$—	$—	$4	$1,584	100.0%	3%	3%
Returns, allowances and discounts	281	—	—	(1)	280	17.7%
Net sales	1,299	—	—	5	1,304	82.3%
Gross profit	798	—	1	5	804	50.8%
Selling, general and administrative expenses	771	—	—	(26)	745	47.0%
Restructuring costs and other, net	6	—	(6)	—	—	0.0%
Operating income	21	—	7	31	59	3.7%

Adjusted EBITDA:
Operating income	$21	$—	$7	$31	$59	3.7%
Depreciation and amortization	101	—	(1)	(2)	98	6.2%
	$122	$—	$6	$29	$157	9.9%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

FINANCIAL PERFORMANCE

	YEAR ENDED DECEMBER 31, 2004P
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCT- URING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES	GROSS SALES GROWTH VS 2003	COMPOUNDED GROSS SALES GROWTH VS 2002
Gross sales	$1,719	$—	$—	$—	$1,719	100.0%	9%	6%
Returns, allowances and discounts	312	—	—	—	312	18.2%
Net sales	1,407	—	—	—	1,407	81.8%
Gross profit	858	—	—	—	858	49.9%
Selling, general and administrative expenses	759	—	—	—	759	44.2%
Restructuring costs and other, net	—	—	—	—	—	0.0%
Operating income	99	—	—	—	99	5.8%

Adjusted EBITDA:
Operating income	$99	$—	$—	$—	$99	5.8%
Depreciation and amortization	102	—	—	—	102	5.9%
	$201	$—	$—	$—	$201	11.7%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

	YEAR ENDED DECEMBER 31, 2002
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,119	$—	$—	$76	$1,195
Gross profit	616	—	2	92	710
Selling, general and administrative expenses	717	—	(10)	(11)	696
Restructuring costs and other, net	14	—	(14)	—	—
Operating (loss) income	(115)	—	26	103	14

Adjusted EBITDA:
Operating (loss) income	$(115)	$—	$26	$103	$14
Depreciation and amortization	109	—	(1)	(1)	107
	$(6)	$—	$25	$102	$121

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,299	$—	$—	$5	$1,304
Gross profit	798	—	1	5	804
Selling, general and administrative expenses	771	—	—	(26)	745
Restructuring costs and other, net	6	—	(6)	—	—
Operating income	21	—	7	31	59

Adjusted EBITDA:
Operating income	$21	$—	$7	$31	$59
Depreciation and amortization	101	—	(1)	(2)	98
	$122	$—	$6	$29	$157

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

	YEAR ENDED DECEMBER 31, 2004P
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,407	$—	$—	$—	$1,407
Gross profit	858	—	—	—	858
Selling, general and administrative expenses	759	—	—	—	759
Restructuring costs and other, net	—	—	—	—	—
Operating income	99	—	—	—	99

Adjusted EBITDA:
Operating income	$99	$—	$—	$—	$99
Depreciation and amortization	102	—	—	—	102
	$201	$—	$—	$—	$201

QUARTERLY FINANCIAL PERFORMANCE

	THREE MONTHS ENDED 2003				YEAR ENDED 2003	THREE MONTHS ENDED MARCH 31, 2004
NET SALES	MARCH 31,	JUNE 30,	SEPT 30,	DEC 31,
Net sales - as reported	$292	$322	$317	$369	$1,300	$308
Growth plan	6	10	(4)	(7)	5	—
Net sales	$298	$332	$313	$362	$1,305	$308

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA:
As reported net loss	$(49)	$(38)	$(54)	$(13)	$(154)	$(58)
Interest expense, net	41	41	43	45	170	44
Amortization of debt issuance costs	2	3	2	2	9	3
Foreign currency loss (gains), net	1	(3)	(1)	(2)	(5)	(1)
Loss on early extinguishment of debt	—	—	—	—	—	32
Miscellaneous, net	—	—	—	—	—	—
Provision (benefit) for income taxes	1	(6)	2	4	1	1
Depreciation and amortization	28	24	22	27	101	24
As reported adjusted EBITDA	24	21	14	63	122	45

Restructuring	—	—	1	5	6	(1)
Growth plan	11	13	5	—	29	—
Adjusted EBITDA	$35	$34	$20	$68	$157	$44

(1)	Subject to minor rounding differences